QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        February 28, 2002

SUNTRON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-49651	86-1038668
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2501 West Grandview Road, Phoenix, Arizona	85023
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code:        (602) 789-6600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets

        Effective February 28, 2002, pursuant to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 3, 2001, by and among EFTC Corporation ("EFTC"), K*TEC Electronics Holding Corporation ("K*TEC"), Thayer-BLUM Funding II, L.L.C. ("TBF II"), and Suntron Corporation, formerly known as Express EMS Corporation ("Suntron"), two wholly owned subsidiaries of Suntron merged with and into EFTC and TBF II, respectively. As a result, EFTC and TBF II each became a wholly owned subsidiary of Suntron. K*TEC is 100% owned by TBF II (which has been renamed K*TEC Operating Company, L.L.C.) and, therefore, is now an indirect subsidiary of Suntron.

        Beginning in the first quarter of 2002, this business combination will be accounted for as a reorganization of entities under common control, which is similar to the pooling-of-interests method for accounting for business combinations.

        Pursuant to the combination: (i) each outstanding share of EFTC common stock was converted into .25 shares of Suntron common stock, resulting in EFTC shareholders receiving approximately 12,295,233 shares, or approximately 45%, of the outstanding Suntron common stock in exchange for their EFTC stock; and (ii) Thayer-BLUM Funding III, L.L.C., the parent company of TBF II, received 15,119,356 shares, or approximately 55%, of the outstanding Suntron common stock.

        The issuance of Suntron common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to Suntron's registration statement on Form S-4 (Registration No. 333-72992) (as amended, the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on February 8, 2002. The Proxy Statement / Prospectus included in the Registration Statement contains additional information about this transaction.

        In addition, the Suntron common stock was registered under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act") pursuant to Suntron's registration statement on Form 8-A filed with the SEC on February 28, 2002. The Suntron common stock is listed on the Nasdaq National Market ("Nasdaq") and currently trades under the listing symbol "SUNT."

        Prior to the combination, EFTC's common stock was registered pursuant to Section 12(g) of the Exchange Act and listed on Nasdaq. As a result of the combination, EFTC common stock ceased to be listed on Nasdaq, and EFTC filed a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Business Acquired.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.

  (b)
  Pro Forma Financial Information

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.

  (c)
  Exhibits
Exhibit No.	Description of Exhibit
2.1	Amended and Restated Agreement and Plan of Merger, dated as of May 3, 2001, by and among EFTC Corporation, K*TEC Electronics Holding Corporation, Thayer-BLUM Funding II, L.L.C. and Suntron Corporation (incorporated by reference to Exhibit 2.1 of Suntron Corporation's Registration Statement on Form S-4 (Registration No. 333-72992)) filed on November 8, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRON CORPORATION
Date: March 15, 2002	By:	/s/ JAMES K. BASS Name: James K. Bass Title: Chief Executive Officer and Director (Principal Executive Officer)

QuickLinks

  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES